                                                                    EXHIBIT 10.1


                             STOCK VOTING AGREEMENT

         STOCK VOTING AGREEMENT, dated as of _______________________, 2006 (this "Agreement"), is by and among the undersigned stockholder (the "Stockholder"), Range Resources Corporation, a Delaware corporation ("Parent"), and Stroud Energy, Inc., a Delaware corporation (the "Company").

         WHEREAS, concurrently herewith, Parent, Range Acquisition Texas, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Company (the "Merger"). Each capitalized term used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement;

         WHEREAS, the Stockholder, as of the date hereof, has Beneficial Ownership, as defined in Section 7 hereof, of the number of shares of common stock, $0.001 par value per share, of the Company ("Company Common Stock") set forth on Exhibit A hereto (the "Existing Shares", and together with any shares of Company Common Stock acquired by the Stockholder after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable shares, or by means of purchase, dividend, distribution or otherwise, hereinafter collectively referred to as the "Shares"). References in this Agreement to shares of Company Common Stock shall also be deemed to refer to the associated right to purchase Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company in accordance with the Company Rights Agreement, as appropriate. Exhibit A hereto lists separately all options, warrants or other rights to purchase Company Common Stock held by the Stockholder; and

         WHEREAS, Parent and Merger Sub are entering into the Merger Agreement in reliance on and in consideration of the Stockholder's representations, warranties, covenants and agreements hereunder.

         NOW, THEREFORE, in consideration of Parent and Merger Sub's execution of the Merger Agreement and the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, it is agreed as follows:

          1.   VOTE.

          1.1 AGREEMENT TO VOTE. The Stockholder hereby revokes any and all previous proxies with respect to the Stockholder's Shares and irrevocably agrees to vote and otherwise act (including pursuant to written consent) with respect to all of such Shares: (i) in favor of the approval of the Merger Agreement (or any amended version or versions thereof) and the Merger, and all actions required in furtherance thereof, at any meeting or meetings of the stockholders of the Company, and at any adjournment, postponement or continuation thereof, at which the Merger Agreement (or any amended version or versions thereof) and the Merger are submitted for the consideration and vote of the stockholders of the Company; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries; (C)(1) any change in a majority of the persons who constitute the board of directors of the Company, (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws, (3) any other material change in the Company's corporate structure or business, or (4) any other action that is intended or could reasonably be expected to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 1. The obligations of the Stockholder under this Section 1 shall remain in effect with respect to the Shares until, and shall terminate upon, the earlier to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms. The Stockholder hereby agrees to execute such additional documents as Parent may reasonably request to effectuate the foregoing.

          1.2 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit B (the "Proxy"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

          2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to Parent as follows:

          2.1 OWNERSHIP OF SHARES. On the date hereof, the Shares are all of the Shares currently Beneficially Owned by the Stockholder. The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth on Exhibit A hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. The Stockholder currently has, and at all times during the term hereof will have, good, valid and marketable title to the Shares, free and clear of all liens, encumbrances and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws) and free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of the Stockholder to perform its obligations hereunder or pursuant to which the Stockholder could be required to sell, assign or otherwise transfer the Shares.

          2.2 AUTHORITY; BINDING AGREEMENT. The Stockholder has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Shares or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound, in each case the effect of which would adversely affect the ability of the Stockholder to perform his obligations hereunder.

          2.3 RELIANCE ON AGREEMENT. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

          3. CERTAIN COVENANTS OF THE STOCKHOLDER. Except in accordance with the provisions of this Agreement, the Stockholder agrees with and covenants to Parent as follows:

          3.1 TRANSFER. Prior to the termination of this Agreement, except as otherwise provided herein, the Stockholder shall not, other than as a result of the death of the Stockholder: (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, assignment, encumbrance or other disposition), whether directly or indirectly (including by operation of law), or consent to any transfer of, any or all of the Shares or any interest therein, except pursuant to the Merger; (ii) grant any proxies, powers-of-attorney or other authorizations or consents with respect to the Shares, deposit the Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to the Shares; or (iii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all such Shares or any interest therein.

          3.2 STOP TRANSFER. The Stockholder hereby agrees with and covenants to each other party hereto that the Stockholder shall not request that the Company register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of its Shares, unless such transfer is made in compliance with this Agreement.

          3.3 NOTIFICATIONS. The Stockholder shall, while this Agreement is in effect, notify Parent promptly, but in no event later than two business days, of the number of any shares of Company Common Stock acquired by the Stockholder after the date hereof.

          3.4 WAIVER OF CLAIMS. The Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement; provided, that the Stockholder may defend against, contest or settle any such action, claim, suit ot cause of action brought against the Stockholder that relates to the Stockholder's capacity as a director or officer of the Company.

          3.5 OTHER TRANSACTIONS. The Stockholder shall not, directly or indirectly, (i) solicit, initiate, seek, encourage, facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal or any inquiry, offer or proposal that may reasonably be expected to lead to an Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person or entity or grant access to any person or entity to any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal or
               (iii) engage in discussions with any person or entity with respect to any Acquisition Proposal, except as to the existence of these provisions; provided, that the Stockholder may act in his capacity as a director or officer of the Company in connection with actions taken by the Company that are permitted by Section 4.2 of the Merger Agreement. As promptly as practicable (but in no event later than 24 hours) after receipt of any Acquisition Proposal, or any request for nonpublic information or inquiry which the Stockholder reasonably believes could lead to an Acquisition Proposal, the Stockholder shall provide Parent with oral and written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the person, entity or Group making any such Acquisition Proposal, request or inquiry and a copy of all written materials provided in connection with such Acquisition Proposal, request or inquiry.

          3.6 APPRAISAL RIGHTS. To the extent permitted by applicable law, the Stockholder shall not exercise any rights (including, without limitation, under Section 262 of the DGCL) to demand appraisal of any Shares that may arise with respect to the Merger.

          3.7 ADDITIONAL VOTING AGREEMENTS. If requested by Parent, the Stockholder agrees to use its commercially reasonable efforts to cause the other beneficial owners of any shares of Company Common Stock over which the Stockholder has shared voting or dispositive power (such shares, the "Shared Securities") to execute stock voting agreements and Irrevocable Proxies, in substantially similar form to this Agreement and the Irrevocable Proxy attached hereto, prior to the Effective Time. If not so requested by Parent, the Stockholder nonetheless agrees to use its commercially reasonable efforts to cause the Shared Securities to be voted in a manner consistent with this Agreement.

          4. EFFECT OF PURPORTED TRANSFER. The Company agrees with, and covenants to, each other party hereto that the Company shall not register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of the Shares, unless such transfer is made in compliance with this Agreement. The parties hereto agree that any transfer of the Shares made other than in compliance with this Agreement shall be null and void. Any such transfer shall convey no interest in any of the Shares purported to be transferred, and the transferee shall not be deemed to be a stockholder of the Company nor entitled to receive a new share certificate or any rights, dividends or other distributions on or with respect to such Shares.

          5. TERMINATION. This Agreement shall terminate, and neither Parent nor the Stockholder shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect on the earlier of (i) the Effective Time or (ii) upon the termination of the Merger Agreement in accordance with its terms.

          6. ACTION IN THE STOCKHOLDER'S CAPACITY ONLY. Notwithstanding any provision of this Agreement to the contrary, the Stockholder does not make any agreement or understanding herein as director or officer of the Company. The Stockholder signs solely in his capacity as Beneficial Owner of the Shares, and nothing herein shall limit or affect any actions taken in his capacity as an officer or director of the Company. Further, Parent covenants that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (i) alleges that any action taken (or not taken) by Stockholder solely in Stockholder's capacity as a director or officer of the Company breaches or violates or would breach or violate any provision of this Agreement or the Proxy or (ii) challenges the right of Stockholder to vote or challenges the validity or seeks to enjoin any vote by Stockholder on any matter other than those matters set forth in Section 1 hereof.

          7.   DEFINITIONS. For the purposes of this Agreement:

          7.1 "Beneficial Ownership" or "Beneficial Owner" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that notwithstanding Rule 13d-3 under the Exchange Act, "Beneficial Ownership" or "Beneficial Owner" for purposes of this Agreement shall include only those securities over which the Stockholder has sole voting and dispositive power. Without duplicative counting of the same security by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act.

          7.2 "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          8.       MISCELLANEOUS.

          8.1 NOTICES. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received (i) when so delivered personally,
                   (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), or (iii) five business days after the date of mailing to the following address or to such other address or addresses as such person may subsequently designate by notice given hereunder, if so delivered by mail:

                   IF TO PARENT:          Range Resources Corporation
                                          777 Main Street
                                          Suite 800
                                          Fort Worth, Texas  76102
                                          Attention:  Rodney L. Waller
                                          Fax No.:  (817) 810-1950

                   WITH A COPY TO:        Vinson & Elkins L.L.P.
                                          3700 Trammell Crow Center
                                          2001 Ross Avenue
                                          Dallas, Texas  75201
                                          Attention:  Rodney L. Moore
                                          Fax No.:  (214) 999-7781

                   IF TO THE STOCKHOLDER: at the address set forth on Exhibit A

                   IF TO THE COMPANY:     Stroud Energy, Inc.
                                          801 Cherry Street, Suite 3800
                                          Fort Worth, Texas 76102
                                          Attention:  Patrick J. Noyes
                                          Fax No.:  (817) 882-8811

                   WITH A COPY TO:        Thompson & Knight L.L.P.
                                          1700 Pacific Avenue
                                          Suite 3300
                                          Dallas, Texas  75201
                                          Attention:  Joe Dannenmaier
                                          Fax No.:  (214) 969-1751


          8.2 FURTHER ACTIONS. Each of the parties hereto agrees that it will use its commercially reasonable efforts to do all things necessary to effectuate this Agreement. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

          8.3 ENTIRE AGREEMENT. This Agreement, together with the documents expressly referred to herein, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          8.4 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          8.5 EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          8.6 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, including monetary damages, to compel specific performance of this Agreement without the necessity of posting bond or proving actual damages.

          8.7 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.

          8.8 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          8.9 COUNTERPARTS. This Agreement may be executed manually or by facsimile in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          8.10 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          8.11 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                             STROUD ENERGY, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             RANGE RESOURCES CORPORATION


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             STOCKHOLDER


                                             By:
                                                --------------------------------

                                             Print Name:
                                                        ------------------------


                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]

Instruction: If you are an individual and are married, please have your spouse complete this form:

                                 SPOUSAL CONSENT



         I am the spouse of ____________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing party's Stock Voting Agreement, and agree to the voting of the Shares of the common stock of the Company, beneficially owned by my spouse, that my spouse proposes to vote pursuant to the Stock Voting Agreement.

Dated:                  , 2006
      ------------------

                                             -----------------------------------
                                             (Signature of Spouse)


                                             Printed Name:
                                                          ----------------------

                                    EXHIBIT A

                     STOCK OWNERSHIP AND ADDRESS NOTICE LIST



Beneficial Ownership:              __________ shares of Company Common Stock.
                                   This number includes __________ shares which may be acquired upon exercise of stock options that are currently exercisable, but does not include __________ shares which may be acquired pursuant to stock options that are not currently exercisable.


Address for Notices:               ____________________

                                   ____________________

                                   ____________________

                                   ____________________

                                   Fax No.:____________


                                  EXHIBIT A-1

                                    EXHIBIT B

                                IRREVOCABLE PROXY

         The undersigned stockholder of Stroud Energy, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the board of directors of Range Resources Corporation, a Delaware corporation (the "Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares shall be revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Stock Voting Agreement of even date herewith by and between the Parent, the Company and the undersigned stockholder (the "Stock Voting Agreement"), and is granted in consideration of the Parent and a wholly-owned subsidiary of Parent ("Merger Sub") entering into the Agreement and Plan of Merger (the "Merger Agreement"), by and among the Parent, Merger Sub and the Company, which provides for the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the "Merger"). This Proxy shall terminate and be of no further force and effect automatically upon the Expiration Date. As used herein, the term "Expiration Date" shall mean the date that the Stock Voting Agreement terminates in accordance with its terms.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) (i) in favor of the approval of the Merger Agreement (or any amended version or versions thereof) and the Merger, and all actions required in furtherance thereof, at any meeting or meetings of the stockholders of the Company, and at any adjournment, postponement or continuation thereof, at which the Merger Agreement (or any amended version or versions thereof) and the Merger are submitted for the consideration and vote of the stockholders of the Company;
(ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or the Stock Voting Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries; (B) a sale, lease or transfer of a material


                                  Exhibit B-1
amount of assets of the Company or its Subsidiaries; (C)(1) any change in a majority of the persons who constitute the board of directors of the Company,
(2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws, (3) any other material change in the Company's corporate structure or business or (4) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the transactions contemplated by the Merger Agreement.

         The attorneys and proxies named above may not exercise this Proxy to vote, consent or act on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                  [Remainder of Page Intentionally Left Blank]


                                  Exhibit B-2

Dated:            , 2006
      ------------
                                Signature of Stockholder:
                                                           --------------------

                                Print Name of Stockholder:
                                                           --------------------

                                Shares beneficially owned:

                                         shares of Company Common Stock
                                -------

                                         shares of Company Common Stock issuable
                                -------  upon the exercise of outstanding
                                         options, warrants or other rights